SCHWAB



BOND INDEX FUNDS






        August 31, 2001

        Annual Report enclosed


        SCHWAB SHORT-TERM BOND MARKET
        INDEX FUND


        SCHWAB TOTAL BOND MARKET INDEX FUND




                                                           [CHARLES SCHWAB LOGO]

IMPORTANT NOTICE REGARDING
DIVIDEND DISTRIBUTION


The dividend payment cycle for Schwab Bond Funds will be moved to the last business day of every month from the current cycle of paying on the 25th of each month. Please note that November 2001 will be the last month that dividends will be paid on the 25th day of the month.

Please contact 800.435.4000 if you have any questions.

SCHWAB


BOND INDEX FUNDS




        August 31, 2001

        Annual Report


        SCHWAB SHORT-TERM BOND MARKET
        INDEX FUND


        SCHWAB TOTAL BOND MARKET INDEX FUND



        [PHOTO OF BUSINESS MEETING]
                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

The tragic terrorist attacks of September 11, 2001 will weigh on our minds for years to come. Amid the nation's uncertainties, a few things remain clear. We must continue to reach out and help the distressed, offer support, and take steps to rebuild and create the best possible future for generations to come.

It's also clear that America remains strong, as do its institutions. While the nation's financial system has been deeply impacted, the system's foundation is strong.

The message for investors remains consistent: the basic rules of investing still apply. Just as in the past, a long-term strategy and a diversified portfolio are still the most important factors in achieving your financial future.

By investing in SchwabFunds(R), you have already taken an important step in building a portfolio that can help you achieve your financial goals. Thank you for the trust you've placed in SchwabFunds.

Sincerely,


/s/ Charles Schwab
------------------
Charles Schwab


SCHWAB
BOND INDEX FUNDS


ANNUAL REPORT
September 1, 2000 - August 31, 2001

   1  Market Overview

   5  Schwab Short-Term Bond Market Index Fund

      Sharp declines in short-term interest rates and strong demand for bonds characterized the reporting period.

  16  Schwab Total Bond Market Index Fund

      Bonds outperformed most other investments during the reporting period.

  28  Financial Notes

      --------------------------------------------------------------------------

  33  HOW TO READ THIS REPORT

      An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

DECADE OF ECONOMIC GROWTH GIVES WAY TO FEAR OF RECESSION.

After ten years of growth, the U.S. economy cooled dramatically, and is now struggling to avoid slipping into a recession. During the second quarter of 2001, the nation's Gross Domestic Product (GDP) grew at its slowest pace since 1993 (see chart, page 2). After hitting record highs earlier in 2000, equity markets slid sharply, and continued to fall throughout the report period.

[PHOTO OF WELDER AT WORK]

In response, the Federal Reserve Bank (the Fed) lowered interest rates aggressively, making eight cuts in the first nine months of 2001 for a total reduction of 3.50%, including the September 2001 rate cut after the report period. Because the main effects of a rate cut typically aren't felt until six to nine months later, it was still unclear, as of the end of the report period, what effects the rate cuts would have on economic growth. Many parts of the economy, especially technology and manufacturing, were hit hard and remain weak. But consumer spending and the housing market remained relatively strong. By late August 2001, some indicators suggest that the economy's decline has slowed significantly. However, a great deal of additional uncertainty now exists due to the recent terrorist attacks. It will be some time before we are able to assess the long-term economic effects of the attacks.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period.

[LINE GRAPH]

             Lehman Aggregate        MSCI EAFE         Russell 2000          S&P 500        3 Month
                Bond Index             Index          Small-Cap Index         Index          T-Bill
 8/31/00              0                    0                   0                  0              0
                   0.24                 2.25                0.77                0.2            0.2
                   0.15                -1.93                -0.5              -1.53           0.33
                  -0.02                -4.17               -1.23              -3.42           0.45
                   0.21                -5.57               -3.45              -4.55           0.56
                   0.63                -4.96               -2.91              -5.29           0.68
                    0.6                -5.27               -8.55              -7.11           0.78
                   0.96                 -8.6               -10.5               -9.4           0.88
                    1.5                -9.42               -9.17               -7.9           0.98
10/27/00           1.38                -7.97              -10.57              -9.04           1.08
                   1.18                -5.08               -5.34              -5.87           1.18
                   1.39                -7.13              -10.31              -9.88           1.29
                   1.83                -8.54               -9.94              -9.76           1.41
                   2.14               -11.04              -11.95             -11.47           1.52
                    2.7                -9.53              -14.72              -13.1           1.64
                   3.66                -8.37              -10.55              -9.49           1.78
                   4.44                -9.33              -14.44              -13.3           1.91
                   5.12               -10.36               -13.5             -13.71           2.15
12/29/00           4.86                -7.59               -9.61             -12.69           2.17
                   6.29                -7.37              -13.42             -14.14           2.43
                   5.23                -8.88               -9.16              -12.8           2.48
                   5.86                -8.12               -8.72             -11.21           2.58
                   5.78                -8.63               -6.73             -10.39           2.69
                   6.56                -8.33               -6.26             -10.69            2.8
                   6.67               -10.98               -6.98             -12.98           2.88
                   6.39                -12.2               -4.73             -13.86           2.97
 2/23/01           6.56               -15.06               -10.6             -17.55           3.08
                    7.3                -14.8              -10.69             -18.22           3.18
                   7.59               -14.08              -11.27             -18.27           3.29
                   8.34               -20.57              -17.21             -23.76            3.4
                   8.36               -21.36              -16.91             -24.47           3.51
                   8.03               -19.81               -15.5             -23.03           3.61
                   8.43               -18.66              -18.45             -25.15           3.77
                    7.5               -17.17              -14.61              -21.5           3.81
                   7.49               -15.24              -12.41             -17.55           3.94
 4/27/01           7.49               -14.71               -9.14             -16.88              4
                   8.47               -13.82               -7.44             -15.92           4.09
                   7.25               -15.01               -8.44              -17.3           4.15
                   7.92               -14.74               -4.85             -14.23           4.26
                   7.63                -15.6                -4.4             -15.16           4.32
                   8.45               -17.86               -5.67             -16.17           4.38
                   8.59               -17.57               -3.78             -15.89           4.45
                    9.2               -20.13               -6.85             -19.25           4.55
                   9.81               -20.72               -8.05             -18.52           4.62
 6/29/01           8.64               -20.94               -3.43             -18.52           4.67
                   8.98               -23.82               -9.11             -20.77           4.74
                   9.57               -23.31               -7.74              -19.1            4.8
                  10.38               -23.57               -8.09             -19.42           4.88
                  10.71               -23.72               -8.63             -19.76           4.94
                  10.57               -21.45               -8.21             -19.11           5.01
                  11.26               -23.26              -10.38             -20.72            5.1
                  11.79               -22.82              -10.33              -22.6           5.19
                  11.72               -21.86               -9.34             -21.08           5.25
 8/31/01          12.35               -24.35              -11.63             -24.39           5.32

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW CONTINUED

--------------------------------------------------------------------------------
The average amount of time for a laid-off worker to find a new job approximately doubled during the report period.
--------------------------------------------------------------------------------
                                             Source: Bureau of Labor Statistics.


JOBLESS RATE HITS 4-YEAR HIGH.

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By mid-2001 it was a full 1% higher than it had been nine months earlier, and was at its highest level since 1997.

[PHOTO OF PERSON LOOKING FOR JOB IN NEWSPAPER]

Job losses have affected almost every industry in the economy, with manufacturing among the hardest hit. Shortly after the period, several major airlines have announced dramatic employment cuts, which will cause unemployment to rise further. The rapidly rising unemployment rate is likely to slow one of the economy's remaining strengths -- consumer spending.

On a positive note, the soft economy and falling interest rates kept inflation very low during the period. Employers continue to benefit from strong worker productivity, which has helped to control labor costs, and consumer prices have been relatively stable.

--------------------------------------------------------------------------------

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for common measures of the state of the U.S. economy and the Interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

The U.S. economy has grown steadily for more than 10 years, but the rate of growth has slowed during the year. Real GDP grew just 0.3% in the second quarter of 2001, its lowest level since 1993.

[BAR CHART]

Q3 1991               1.3
Q4                    2.5
Q1 1992               3.8
Q2                    3.8
Q3                    3.1
Q4                    5.4
Q1 1993               0.1
Q2                    2.5
Q3                    1.8
Q4                    6.2
Q1 1994               3.4
Q2                    5.7
Q3                    2.2
Q4                      5
Q1 1995               1.5
Q2                    0.8
Q3                    3.1
Q4                    3.2
Q1 1996               2.9
Q2                    6.8
Q3                      2
Q4                    4.6
Q1 1997               4.4
Q2                    5.9
Q3                    4.2
Q4                    2.8
Q1 1998               6.1
Q2                    2.2
Q3                    4.1
Q4                    6.7
Q1 1999               3.1
Q2                    1.7
Q3                    4.7
Q4                    8.3
Q1 2000               2.3
Q2                    5.7
Q3                    1.3
Q4                    1.9
Q1 2001               1.3
Q2                    0.2

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In the U.S. as well as overseas, stocks generally posted negative returns for the period. Bonds, however, benefited from many factors.
--------------------------------------------------------------------------------

BONDS BENEFIT FROM RATE CUTS; STOCK PRICES CONTINUE TO FALL.

The bond market continued to perform well. Bond prices benefited from the U.S. Treasury's decision to use part of the budget surplus to buy back its own bonds, which reduced the supply of Treasuries. This happened just at a time when stock market woes were causing many investors to shift assets into bonds, driving up demand. The Fed's interest rate cuts only helped push bond prices higher, although they pushed yields lower for money market investments.

In contrast, the dramatic decline of equity markets that began in the last quarter of 2000 continued during the report period, leaving stocks in bear market territory for the first time in years. The equity markets suffered further declines when the markets reopened after the attacks with the Dow Jones Industrial Average (DJIA) falling 14.26% in one week.

The biggest declines were in the technology sector, where the dot-com boom of the past several years had driven market valuations to historic highs. As many of these Internet start-ups began to downsize or fail, the technology sector collapsed. The Nasdaq Composite Index lost more than a third of its value from January to April, and in spite of some rallies, it continued to suffer for the rest of the report period.


U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment was 4.9% in August 2001. Its highest level since 1997 and 1% above the low reached last year.

[LINE GRAPH}

Jun-91         6.9
               6.8
               6.9
               6.9
                 7
                 7
               7.3
               7.3
               7.4
               7.4
               7.4
               7.6
               7.8
               7.7
               7.6
               7.6
               7.3
               7.4
               7.4
               7.3
               7.1
                 7
               7.1
               7.1
Jun-93           7
               6.9
               6.8
               6.7
               6.8
               6.6
               6.5
               6.8
               6.6
               6.5
               6.4
               6.1
               6.1
               6.3
                 6
               5.8
               5.8
               5.6
               5.5
               5.6
               5.4
               5.3
               5.8
               5.8
Jun-95         5.6
               5.6
               5.7
               5.6
               5.5
               5.7
               5.6
               5.6
               5.5
               5.6
               5.5
               5.6
               5.3
               5.5
               5.1
               5.2
               5.2
               5.3
               5.4
               5.3
               5.3
               5.1
                 5
               4.7
Jun-97           5
               4.7
               4.9
               4.7
               4.7
               4.6
               4.7
               4.5
               4.6
               4.6
               4.3
               4.3
               4.5
               4.5
               4.5
               4.5
               4.5
               4.4
               4.4
               4.3
               4.1
               4.2
               4.4
               4.2
Jun-99         4.3
               4.3
               4.2
               4.2
               4.1
               4.1
               4.1
                 4
               4.1
                 4
                 4
               4.1
                 4
                 4
               4.1
               3.9
               3.9
                 4
                 4
               4.2
               4.2
               4.3
               4.5
               4.4
               4.5
               4.5
Aug-01         4.9

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 2.7% for the 12 months ended August 31, 2001. ECI rose 3.9% (for the 12 months ended June 30, 2001).

[LINE GRAPH}

               Consumer        Employment
                 Price            Cost
                 Index            Index
Jun-91            4.7              4.6
                  4.4              4.3
                  3.8              4.3
                  3.4              4.3
                  2.9              4.3
                    3              4.3
                  3.1              4.3
                  2.6                4
                  2.8                4
                  3.2                4
                  3.2              3.6
                    3              3.6
Jun-92            3.1              3.6
                  3.2              3.5
                  3.1              3.5
                    3              3.5
                  3.2              3.5
                    3              3.5
                  2.9              3.5
                  3.3              3.5
                  3.2              3.5
                  3.1              3.5
                  3.2              3.6
                  3.2              3.6
Jun-93              3              3.6
                  2.8              3.6
                  2.8              3.6
                  2.7              3.6
                  2.8              3.5
                  2.7              3.5
                  2.7              3.5
                  2.5              3.2
                  2.5              3.2
                  2.5              3.2
                  2.4              3.2
                  2.3              3.2
Jun-94            2.5              3.2
                  2.8              3.2
                  2.9              3.2
                    3              3.2
                  2.6                3
                  2.7                3
                  2.7                3
                  2.8              2.9
                  2.9              2.9
                  2.9              2.9
                  3.1              2.9
                  3.2              2.9
Jun-95              3              2.9
                  2.8              2.7
                  2.6              2.7
                  2.5              2.7
                  2.8              2.7
                  2.6              2.7
                  2.5              2.7
                  2.7              2.8
                  2.7              2.8
                  2.8              2.8
                  2.9              2.9
                  2.9              2.9
Jun-96            2.8              2.9
                    3              2.8
                  2.9              2.8
                    3              2.8
                    3              2.9
                  3.3              2.9
                  3.3              2.9
                    3              2.9
                    3              2.9
                  2.8              2.9
                  2.5              2.8
                  2.2              2.8
Jun-97            2.3              2.8
                  2.2                3
                  2.2                3
                  2.2                3
                  2.1              3.3
                  1.8              3.3
                  1.7              3.3
                  1.6              3.3
                  1.4              3.3
                  1.4              3.3
                  1.4              3.5
                  1.7              3.5
Jun-98            1.7              3.5
                  1.7              3.7
                  1.6              3.7
                  1.5              3.7
                  1.5              3.4
                  1.5              3.4
                  1.6              3.4
                  1.7                3
                  1.6                3
                  1.7                3
                  2.3              3.2
                  2.1              3.2
Jun-99              2              3.2
                  2.1              3.1
                  2.3              3.1
                  2.6              3.1
                  2.6              3.4
                  2.6              3.4
                  2.7              3.4
                  2.7              4.3
                  3.2              4.3
                  3.7              4.3
                    3              4.4
                  3.1              4.4
                  3.7              4.4
                  3.7              4.4
Aug-00            3.4              4.4
                  3.5              4.3
                  3.4              4.3
                  3.4              4.3
                  3.4              4.1
                  3.7              4.1
                  3.5              4.1
                  2.9              4.1
                  3.3              4.1
                  3.6              4.1
                  3.2              3.9
                  2.7              3.9
Aug-01

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW CONTINUED

--------------------------------------------------------------------------------
While the economic damage and disruption stemming from the attacks will reverberate for years, the nation's long-term prospects remain bright.
--------------------------------------------------------------------------------

LOOKING AHEAD: OUTLOOK STILL UNCLEAR IN WAKE OF ATTACKS.

[GRAPHIC OF U.S. FLAG]

The tragic terrorist attacks of September 11 are certain to have a profound and lasting effect on our country. Exactly what this effect is to be, however, will not be fully known for some time.

Prior to the attacks, the economy was into its eighth month of decline, with recession a real possibility. By the end of the report period, the Fed had responded with its interest rate cuts and appeared willing to make further cuts if necessary. President Bush's proposed tax cuts, also billed as a spur to the flagging economy, have been passed by Congress.

These factors still have bearing in any assessment of economic and investment prospects over the coming months. But the near-term outlook for the U.S. economy, which was not clear before the attacks, is only more clouded now.


YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries

The volatility in the equity markets increased investor demand for bonds leading to lower yields and higher prices.

[LINE GRAPH]

                   Ten Year                 Five Year
             Treasury Bond Yields      Treasury Bond Yields
Jun-91               8.23                      7.88
                     8.15                      7.74
                     7.82                      7.34
                     7.45                      6.91
                     7.46                      6.74
                     7.38                      6.48
                      6.7                      5.93
                     7.27                      6.43
                     7.25                      6.56
                     7.53                      6.92
                     7.58                      6.88
                     7.32                       6.6
                     7.12                      6.27
                     6.71                      5.82
                      6.6                      5.58
                     6.35                      5.32
                     6.79                      5.89
                     6.94                      6.22
                     6.69                      5.99
                     6.36                      5.55
                     6.02                      5.21
                     6.02                      5.24
                     6.01                      5.11
                     6.15                      5.37
Jun-93               5.78                      5.05
                     5.81                      5.15
                     5.45                      4.79
                     5.38                      4.77
                     5.43                      4.85
                     5.82                      5.16
                     5.79                      5.21
                     5.64                      5.02
                     6.13                      5.57
                     6.74                      6.23
                     7.04                      6.64
                     7.15                      6.76
                     7.32                      6.95
                     7.11                      6.73
                     7.17                       6.8
                      7.6                      7.28
                     7.81                      7.49
                     7.91                      7.79
                     7.82                      7.83
                     7.58                      7.51
                      7.2                      7.04
                      7.2                      7.07
                     7.06                      6.88
                     6.28                      6.05
Jun-95                6.2                      5.97
                     6.43                      6.16
                     6.28                      6.07
                     6.18                      6.02
                     6.02                      5.81
                     5.74                      5.52
                     5.57                      5.38
                     5.58                      5.24
                      6.1                      5.73
                     6.33                      6.09
                     6.67                      6.41
                     6.85                      6.63
                     6.71                      6.46
                     6.79                      6.57
                     6.94                      6.73
                      6.7                      6.46
                     6.34                      6.07
                     6.04                      5.83
                     6.42                      6.21
                     6.49                      6.25
                     6.55                      6.39
                      6.9                      6.75
                     6.72                      6.57
                     6.66                       6.5
Jun-97                6.5                      6.38
                     6.01                       5.9
                     6.34                      6.22
                      6.1                      5.99
                     5.83                      5.71
                     5.87                      5.84
                     5.74                      5.71
                     5.51                      5.38
                     5.62                      5.59
                     5.65                      5.62
                     5.67                      5.64
                     5.55                      5.55
                     5.45                      5.47
                     5.49                       5.5
                     4.98                       4.8
                     4.42                      4.22
                     4.61                      4.23
                     4.71                      4.48
                     4.65                      4.54
                     4.65                      4.55
                     5.29                      5.22
                     5.24                       5.1
                     5.35                      5.21
                     5.62                      5.58
Jun-99               5.78                      5.65
                      5.9                      5.79
                     5.97                      5.87
                     5.88                      5.75
                     6.02                      5.96
                     6.19                      6.11
                     6.44                      6.34
                     6.67                      6.68
                     6.41                       6.6
                        6                      6.31
                     6.21                      6.54
                     6.27                      6.52
                     6.03                      6.19
                     6.03                      6.15
                     5.73                      5.97
                      5.8                      5.85
                     5.75                      5.81
                     5.47                      5.43
                     5.11                      4.98
                     5.11                      4.77
                      4.9                      4.66
                     4.92                      4.56
                     5.34                      4.89
                     5.38                      4.91
                     5.41                      4.95
                     5.05                      4.53
Aug-01               4.83                      4.38

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.


YIELD CURVE
Average yields of AAA securities of six maturities

During the reporting period the yield curve reverted back to its more usual pattern of offering higher yields for longer maturity.

[LINE GRAPH]

Maturity          As of 09/01/00       As of 08/31/01
 3 Mos.                6.26                 3.36
 6 Mos.                6.31                 3.29
 2 Yrs.                6.07                 3.63
 5 Yrs.                 5.9                 4.38
10 Yrs.                5.68                 4.83
30 Yrs.                5.66                 5.37

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, because they are assumed to carry higher risk. An inverted yield curve generally means that investors expect rates to fall.

Data source: Bloomberg L.P.

SCHWAB
SHORT-TERM BOND
MARKET INDEX FUND

[PHOTO OF KIM DAIFOTIS]

     "Having raised interest rates rapidly during 2000, the Fed lowered them rapidly in 2001, responding to the deteriorating economy. This recent lowering of rates helped the fund post strong performance in the report period."

      Portfolio Manager
      Kim Daifotis

KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.

TICKER SYMBOL           SWBDX

[GRAPHIC]

                        INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1        LOW       MEDIUM       HIGH
HIGH                    /X/         / /         / /
MEDIUM                  / /         / /         / /
LOW                     / /         / /         / /

Investors who are seeking a diversified source of current income and want potentially lower volatility and lower returns, compared to a long-term fund, may want to consider this fund.

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1 - 5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.

MANAGER'S PERSPECTIVE

FIXED INCOME MARKETS TURNED IN A STRONG PERFORMANCE DURING THE REPORT PERIOD. The outlook for weak economic growth prompted the Fed to aggressively lower short-term rates during the report period. As a result, the yield curve returned to its more typical configuration with longer term bonds offering higher yields than short-term bonds. Yields were lower across all maturities of the treasury curve at the end of the report period.

THE CORPORATE BOND MARKET EXPERIENCED RECORD NEW ISSUANCE DURING THE REPORT PERIOD. Corporations issued more securities during the first eight months of 2001 than in all of 2000. Attracted by the ability to issue securities at lower rates, corporations issued approximately $400 billion of fixed income securities during the first eight months of 2001.

THE RECORD LEVEL OF SUPPLY WAS MET WITH A HIGH DEGREE OF DEMAND FROM ALL TYPES OF INVESTORS. A weak equity market combined with net negative supply of treasury securities and a continuing strong dollar were all contributing factors for the strong demand.

The fund closely tracked its benchmark, the Lehman Brothers Mutual Fund 1-5 Year U.S. Government/Credit Index, for this period.


1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 3.5 years; Medium, more than 3.5 years to less than six years; High, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower

2  Source: Lehman Brothers.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/01

This chart compares performance of the fund with the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index, the fund's benchmark index 1 and the Morningstar Short-Term Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.84%. 2


[BAR CHART]

                                                       Lehman 1-5     Peer Group
                            Fund 2     Benchmark 1     Year Index      Average 3
1 YEAR
    Total Return             10.84        11.1            11.1           9.83
5 YEAR
    Total Return              6.78        6.97            7.18           6.38
SINCE INCEPTION: 11/5/91
    Total Return              6.14        6.35            6.71

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index and the fund's benchmark index. 1

[LINE GRAPH]

                                                        Lehman 1-5
                      Fund          Benchmark 1         Year Index
 11/5/91              10000            10000               10000
11/30/91              10117            10098               10097
12/31/91              10381            10251               10287
 1/31/92              10241            10238               10243
 2/29/92              10240            10269               10272
 3/31/92              10190            10265               10251
 4/30/92              10282            10359               10349
 5/31/92              10440            10455               10477
 6/30/92              10595            10560               10614
 7/31/92              10794            10682               10778
 8/31/92              10898            10768               10884
 9/30/92              11053            10869               11012
10/31/92              10924            10807               10903
11/30/92              10868            10791               10868
12/31/92              11012            10892               10990
 1/31/93              11202            11006               11164
 2/28/93              11355            11093               11298
 3/31/93              11395            11127               11339
 4/30/93              11499            11195               11428
 5/31/93              11462            11168               11394
 6/30/93              11622            11251               11518
 7/31/93              11661            11276               11541
 8/31/93              11823            11369               11679
 9/30/93              11851            11406               11718
10/31/93              11892            11431               11748
11/30/93              11819            11433               11725
12/31/93              11873            11478               11773
 1/31/94              11973            11550               11873
 2/28/94              11780            11480               11754
 3/31/94              11628            11422               11637
 4/30/94              11527            11378               11569
 5/31/94              11485            11394               11582
 6/30/94              11500            11422               11602
 7/31/94              11599            11525               11732
 8/31/94              11628            11563               11770
 9/30/94              11585            11537               11708
10/31/94              11593            11563               11722
11/30/94              11528            11515               11662
12/31/94              11540            11538               11688
 1/31/95              11697            11694               11867
 2/28/95              11852            11854               12072
 3/31/95              11919            11920               12141
 4/30/95              12018            12027               12268
 5/31/95              12232            12232               12553
 6/30/95              12281            12298               12627
 7/31/95              12308            12347               12657
 8/31/95              12396            12421               12747
 9/30/95              12470            12481               12820
10/31/95              12572            12585               12943
11/30/95              12696            12692               13080
12/31/95              12799            12788               13194
 1/31/96              12900            12896               13315
 2/29/96              12817            12846               13225
 3/31/96              12778            12837               13184
 4/30/96              12776            12849               13173
 5/31/96              12777            12878               13182
 6/30/96              12878            12972               13298
 7/31/96              12917            13022               13346
 8/31/96              12940            13069               13380
 9/30/96              13072            13188               13528
10/31/96              13235            13337               13717
11/30/96              13368            13436               13849
12/31/96              13311            13438               13813
 1/31/97              13378            13502               13877
 2/28/97              13397            13535               13904
 3/31/97              13355            13524               13860
 4/30/97              13477            13635               13994
 5/31/97              13575            13730               14097
 6/30/97              13680            13824               14208
 7/31/97              13874            13975               14418
 8/31/97              13841            13989               14398
 9/30/97              13964            14096               14532
10/31/97              14091            14201               14663
11/30/97              14130            14236               14691
12/31/97              14228            14332               14798
 1/31/98              14383            14469               14969
 2/28/98              14358            14482               14969
 3/31/98              14415            14532               15022
 4/30/98              14479            14604               15095
 5/31/98              14563            14693               15188
 6/30/98              14643            14775               15273
 7/31/98              14697            14838               15337
 8/31/98              14898            15046               15551
 9/30/98              15152            15326               15842
10/31/98              15204            15369               15887
11/30/98              15175            15357               15874
12/31/98              15214            15409               15928
 1/31/99              15258            15486               16008
 2/28/99              15116            15354               15871
 3/31/99              15232            15470               15990
 4/30/99              15247            15521               16043
 5/31/99              15188            15459               15979
 6/30/99              15219            15502               16024
 7/31/99              15254            15517               16040
 8/31/99              15289            15551               16075
 9/30/99              15402            15675               16204
10/31/99              15427            15717               16247
11/30/99              15448            15743               16275
12/31/99              15448            15731               16262
 1/31/00              15409            15699               16230
 2/29/00              15530            15818               16353
 3/31/00              15678            15934               16474
 4/30/00              15673            15938               16477
 5/31/00              15739            15987               16527
 6/30/00              15950            16207               16755
 7/31/00              16051            16322               16874
 8/31/00              16202            16477               17035
 9/30/00              16351            16631               17193
10/31/00              16425            16702               17267
11/30/00              16611            16883               17455
12/31/00              16858            17132               17713
 1/31/01              17069            17393               17983
 2/28/01              17181            17535               18130
 3/31/01              17306            17679               18279
 4/30/01              17335            17699               18301
 5/31/01              17454            17804               18409
 6/30/01              17534            17871               18479
 7/31/01              17810            18160               18778
 8/31/01              17958            18307               18930

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.


1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers Mutual Fund Short (1-5
   Year) U.S. Government/Credit Index from 3/1/98 through the end of the report period. Benchmark performance for the 1 year period is the Lehman 1-5 Year Index.

2 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and Schwab. Without these reductions, the fund's yield and returns would have been lower.

3 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Short-Term Bond Fund category for the one- and five-year periods was 246 and 153, respectively.

FUND FACTS

TOP TEN HOLDINGS 1 as of 8/31/01

                                                                                  PERCENTAGE OF
     SECURITY                                          RATE      MATURITY DATE     INVESTMENTS
 (1) U.S. TREASURY NOTES                               4.63%       05/15/06            3.4%
 (2) U.S. TREASURY NOTES                               6.50%       08/15/05            3.1%
 (3) FREDDIE MAC                                       4.75%       03/15/03            2.9%
 (4) PROTECTIVE LIFE U.S. FUNDING TRUST, 144A          5.50%       05/14/04            2.6%
 (5) U.S. TREASURY NOTES                               3.88%       07/31/03            2.6%
 (6) U.S. TREASURY NOTES                               5.25%       08/15/03            2.3%
 (7) FREDDIE MAC                                       5.25%       01/15/06            2.3%
 (8) U.S. TREASURY NOTES                               6.50%       10/15/06            2.2%
 (9) U.S. TREASURY NOTES                               6.00%       08/15/04            2.1%
(10) U.S. TREASURY NOTES                               5.88%       11/15/05            2.1%
-----------------------------------------------------------------------------------------------
     TOTAL                                                                            25.6%


DIVIDENDS PAID in each fiscal year

[BAR CHART]

Income Dividends per Share

1991 yr 2             0.1
1992 yr               0.6
1993 yr 3            0.37
1994 yr              0.54
1995 yr              0.59
1996 yr              0.59
1997 yr              0.59
1998 yr              0.57
1999 yr               0.5
2000 yr              0.57
2001 yr              0.59

1  This list is not a recommendation of any security by the adviser.

2  Period from the fund's inception on 11/5/91 through 12/31/91.

3  For the eight-month period ended 8/31/93.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND


FUND FACTS Continued


COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/01

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

1.     52.2%  U.S. Government Securities
2.     47.8%  Corporate Bonds

BY CREDIT QUALITY 1

[PIE CHART]

1.     53.6%  AAA
2.      2.9%  AA
3.     17.5%  A
4.     23.6%  BBB
5.      2.4%  BB

BY MATURITY

[PIE CHART]

1.      4.1%  0-6 Months
2.     56.4%  7-36 Months
3.     38.7%  37-60 Months
4.      0.8%  More than 60 Months

FUND FACTS as of 8/31/01

                                                             FUND      INDEX 2
------------------------------------------------------------------------------
Number of Issues                                              70        2,039
Yield to Maturity                                            4.88%      4.47%
Weighted Average Rate                                        6.09%      6.22%
Weighted Average Maturity                                    2.9 yrs    2.9 yrs
Weighted Average Duration                                    2.5 yrs    2.5 yrs
Weighted Average Credit Quality                                AA         AA

EXPENSE RATIO as of 8/31/01

[BAR CHART]

Fund                      0.35%
Peer Group Average        0.86%

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source for Index data: the Lehman Brothers Mutual Fund Short (1-5 Year) U.S.
  Government/Credit Index.

3 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Short-Term Bond Fund category for the one- and five-year periods was 246 and 153, respectively.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                                                9/1/00-         9/1/99-       9/1/98-       9/1/97-       9/1/96-
                                                                8/31/01         8/31/00       8/31/99       8/31/98       8/31/97
---------------------------------------------------------------------------------------------------------------------------------
PER-SHARE  DATA ($)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                       9.65           9.66           9.90           9.74           9.67
                                                            ---------------------------------------------------------------------
Income from investment operations:
        Net investment income                                0.59           0.57           0.50           0.56           0.59
        Net realized and unrealized gains or losses          0.43          (0.01)         (0.24)          0.17           0.07
                                                            ---------------------------------------------------------------------
        Total income from investment operations              1.02           0.56           0.26           0.73           0.66
Less distributions:
        Dividends from net investment income                (0.59)         (0.57)         (0.50)         (0.57)         (0.59)
                                                            ---------------------------------------------------------------------
Net asset value at end of period                            10.08           9.65           9.66           9.90           9.74
                                                            =====================================================================
Total return (%)                                            10.84           5.97           2.66           7.64           6.96

RATIOS/SUPPLEMENTAL  DATA (%)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
    average net assets                                       0.35           0.35 1         0.35           0.46           0.49
Expense reductions reflected in above ratio                  0.31           0.32           0.42           0.39           0.33
Ratio of net investment income to
    average net assets                                       5.90           5.91           5.11           5.58           6.02
Portfolio turnover rate                                       248            129            195            128             71
Net assets, end of period ($ x 1,000,000)                     369            219            218            157            127




1 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS
As of August 31, 2001.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbol below to designate the top ten holdings; the number in the circle is the security's rank among the top ten.

(1) Top ten holding

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE THOUSANDS

[PIE CHART]

 52.2%    U.S. GOVERNMENT SECURITIES
          Market Value: $183,768
          Cost: $179,995

 47.8%    CORPORATE BONDS
          Market Value: $168,549
          Cost: $165,561

-----------------------------------------------
100.0%    TOTAL INVESTMENTS
          Market Value: $352,317
          Cost: $345,556

SECURITY                                             FACE VALUE     MKT. VALUE
     RATE, MATURITY DATE                            ($ x 1,000)    ($ x 1,000)

U.S. GOVERNMENT SECURITIES
52.2% of investments

AGENCY OBLIGATIONS    10.2%
------------------------------------------------------------------------------

     FANNIE MAE
       5.50%, 02/15/06                                    4,000          4,098
     FREDDIE MAC
(3)    4.75%, 03/15/03                                   10,000         10,150
       5.00%, 01/15/04                                    3,000          3,059
       5.05%, 04/02/04                                    5,000          5,026
       6.88%, 01/15/05                                    5,000          5,357
(7)    5.25%, 01/15/06                                    8,000          8,118
                                                                        ------
                                                                        35,808
U.S.  TREASURY OBLIGATIONS    42.0%
-------------------------------------------------------------------------------

     U.S. TREASURY NOTES
       5.13%, 12/31/02                                    3,000          3,067
       4.75%, 01/31/03                                    6,000          6,107
       5.50%, 02/28/03                                    5,000          5,146
       4.25%, 03/31/03                                    2,000          2,022
       4.00%, 04/30/03                                    3,000          3,022
       4.25%, 05/31/03                                    6,000          6,069
       5.50%, 05/31/03                                    5,800          5,989
       3.88%, 06/30/03                                    5,000          5,026
       5.38%, 06/30/03                                    7,000          7,222
(5)    3.88%, 07/31/03                                    9,000          9,046
(6)    5.25%, 08/15/03                                    8,000          8,245
       3.63%, 08/31/03                                    2,000          2,000
       4.25%, 11/15/03                                    6,000          6,067
       4.75%, 02/15/04                                    2,000          2,044
       5.25%, 05/15/04                                    4,000          4,140
(9)    6.00%, 08/15/04                                    7,100          7,494
       5.88%, 11/15/04                                    6,600          6,949
       7.88%, 11/15/04                                    3,500          3,892
       7.50%, 02/15/05                                    5,000          5,536
       6.75%, 05/15/05                                    5,000          5,426
(2)    6.50%, 08/15/05                                   10,000         10,811
(10)   5.88%, 11/15/05                                    6,900          7,315
(1)    4.63%, 05/15/06                                   12,000         12,128
       7.00%, 07/15/06                                    5,000          5,554
(8)    6.50%, 10/15/06                                    7,000          7,643
                                                                      --------
                                                                       147,960

See the Financial Notes, which are integral to this information.

SECURITY
SERIES                                          FACE VALUE     MKT. VALUE
     RATE, MATURITY DATE                        ($ x 1,000)    ($ x 1,000)

CORPORATE BONDS 47.8% of investments

FIXED RATE OBLIGATIONS    46.4%
------------------------------------------------------------------------

AES CORP.
      8.75%, 12/15/02                             5,000          5,131

ALCOA, INC.
      7.25%, 08/01/05                             5,000          5,377

AMERICAN HEALTH PROPERTIES
      7.05%, 01/15/02                             1,000          1,005

BANK ONE CORP.
      6.50%, 02/01/06                             5,000          5,199

CASE CREDIT CORP.
      6.13%, 10/15/01                               465            462

CENDANT CORP.
      7.75%, 12/01/03                             4,250          4,447

CENDANT CORP., 144A
      6.88%, 08/15/06                             3,400          3,437

CIT GROUP, INC.
      7.38%, 03/15/03                             2,000          2,093

COUNTRYWIDE HOME LOAN, INC.
      5.25%, 06/15/04                             5,000          5,068

CREDIT SUISSE FIRST BOSTON U.S.A., INC.
      5.88%, 08/01/06                             4,900          4,972

CVS CORP.
      5.63%, 03/15/06                             5,000          5,030

DANA CREDIT CORP.
      7.25%, 12/16/02                             5,500          5,413

DILLARDS, INC.
      5.79%, 11/15/01                             5,000          5,004

ERAC USA FINANCE CO., 144A
      6.95%, 03/01/04                             6,640          6,838

FORD MOTOR CREDIT
      6.88%, 02/01/06                             3,900          4,035

GENERAL ELECTRIC CAPITAL CORP.
      7.25%, 02/01/05                             5,000          5,397

J.C. PENNEY & CO.
      7.25%, 04/01/02                             5,275          5,302
      6.50%, 06/15/02                               650            651

KELLOGG COMPANY
Series B
      6.00%, 04/01/06                             3,500          3,562

MARLIN WATER TRUST II / CAPITAL CORP. II, 144A
   6.31%, 07/15/03                                6,000          6,062

MASCO CORP.
  6.00%, 05/03/04                                 6,000          6,097

NEWS AMERICA HOLDINGS, INC.
  10.13%, 10/15/12                                5,500          5,987

NORDSTROM CREDIT, INC.
  7.25%, 04/30/02                                 3,000          3,073

PETRO MEXICANOS
  9.50%, 09/15/27                                 2,500          2,759

PHILLIPS PETROLEUM CO.
  8.50%, 05/25/05                                 2,000          2,219

(4) PROTECTIVE LIFE U.S. FUNDING TRUST, 144A
      5.50%, 05/14/04                             9,000          9,136

QWEST CAPITAL FUNDING, INC., 144A
  5.88%, 08/03/04                                 6,000          6,066

RAYTHEON CO.
  6.45%, 08/15/02                                 5,483          5,532

ROYAL BANK OF SCOTLAND GROUP, PLC
 Series 3
  7.82%, 09/01/01                                 3,000          3,213

ROYAL CARIBBEAN CRUISES
  7.13%, 09/18/02                                 5,150          5,177

SALOMON SMITH BARNEY HOLDINGS, INC.
  5.88%, 03/15/06                                 5,000          5,099

SKANDINAVISKA ENSKILDA, 144A
  6.50%, 06/04/03                                 3,000          3,059

STARWOOD HOTELS & RESORTS
 WORLDWIDE, INC.
  6.75%, 11/15/05                                 2,000          1,992

TENET HEALTHCARE CORP.
  8.63%, 12/01/03                                 3,000          3,188

UNION BANK OF NORWAY, 144A
  7.35%, 07/09/03                                 5,000          5,169

VIACOM, INC., 144A
  6.40%, 01/30/06                                 7,000          7,264

WORLDCOM, INC.
  7.55%, 04/01/04                                 4,000          4,195
                                                               -------
                                                               163,710


See the Financial Notes, which are integral to this information.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of August 31, 2001.


SECURITY                                FACE VALUE      MKT. VALUE
      RATE, MATURITY DATE              ($ x 1,000)     ($ x 1,000)
VARIABLE RATE OBLIGATIONS   1.4%
--------------------------------------------------------------------------------
AVNET, INC.
      4.63%, 10/17/01                        3,000           3,001
TXU ELECTRIC CAPITAL IV
      4.48%, 11/01/01                        2,250           1,838
                                                            -------
                                                             4,839

================================================================================
END OF PORTFOLIO HOLDINGS. For totals, please turn to the first page of holdings for this fund.














See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of August 31, 2001. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value (including $109,808 of
    securities on loan)                                                 $352,317 a
Collateral held for securities on loan                                   111,433
Receivables:
      Fund shares sold                                                     2,156
      Interest                                                             4,713
      Investments sold                                                    18,500
Prepaid expenses                                                     +        13
                                                                     -----------
TOTAL ASSETS                                                             489,132

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                   111,433
Payables:
      Fund shares redeemed                                                   426
      Dividends to shareholders                                              204
      Investments bought                                                   8,474
      Transfer agent and shareholder service fees                              3
Accrued expenses                                                     +        86
                                                                     -----------
TOTAL LIABILITIES                                                        120,626

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             489,132
TOTAL LIABILITIES                                                    -   120,626
                                                                     -----------
NET ASSETS                                                              $368,506

NET ASSETS BY SOURCE
Capital received from investors                                          369,935
Distributions in excess of net investment income                            (133)
Net realized capital losses                                               (8,057) b
Net unrealized capital gains                                               6,761


NET ASSET VALUE (NAV)

                           SHARES
NET ASSETS        /        OUTSTANDING       =        NAV
$368,506                   36,564                    $10.08

a The fund's amortized cost for these securities was $345,556. Not counting short-term obligations and government securities, the fund paid $305,465 for securities during the reporting period, and received $223,264 from securities it sold or that matured. For long-term government securities, the fund paid $440,950 during the reporting period and received $361,806 for securities it sold or that matured. This includes $28,159 in transactions with other SchwabFunds.(R)

b        These derive from investments and short sales.


FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                 $345,736
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                   $  6,848
Losses                                                               +      (267)
                                                                     -----------
                                                                        $  6,581
UNUSED CAPITAL LOSSES:
Expires 08/31 of:                                                    Loss amount
    2003                                                                $  4,246
    2004                                                                   2,216
    2005                                                                     174
    2008                                                             +     1,241
                                                                     -----------
                                                                        $  7,877


See the Financial Notes, which are integral to this information.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND - FINANCIALS

Statement of
OPERATIONS
For September 1, 2000 through August 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $16,715
Lending of securities                                                 +      317
                                                                      ----------
TOTAL INVESTMENT INCOME                                                   17,032

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                     4,761
Net realized losses on short sales                                    +     (355)
                                                                      ==========
NET REALIZED GAINS                                                         4,406

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        7,178

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    818 a
Transfer agent and shareholder service fees                                  682 b
Trustees' fees                                                                 9 c
Custodian and portfolio accounting fees                                      143
Professional fees                                                             22
Registration fees                                                             60
Shareholder reports                                                           49
Other expenses                                                        +        9
                                                                      ----------
Total expenses                                                             1,792
Expense reduction                                                     -      837 d
                                                                      ----------
NET EXPENSES                                                                 955

INCREASE IN NET ASSETS FROM OPERATIONS

TOTAL INVESTMENT INCOME                                                   17,032
NET EXPENSES                                                          -      955
                                                                      ----------
NET INVESTMENT INCOME                                                     16,077
NET REALIZED GAINS                                                         4,406 e
NET UNREALIZED GAINS                                                  +    7,178 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $27,661

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d Includes $818 from the investment adviser (CSIM) and $19 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least November 15, 2002, to 0.35% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $11,584.


See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------------------
                                                     9/1/00-8/31/01           9/1/99-8/31/00
Net investment income                                        $16,077                $12,898
Net realized gains or losses                                   4,406                 (2,110)
Net unrealized gains                                      +    7,178                  1,937
                                                          ---------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                        27,661                 12,725

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------------------
Dividends from net investment income                         $16,144                $12,896

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------------------
                                          9/1/00-8/31/01                  9/1/99-8/31/00
                                    QUANTITY            VALUE             QUANTITY     VALUE
Shares sold                          23,621          $234,256              8,302      $79,702
Shares reinvested                     1,331            13,155              1,058       10,143
Shares redeemed                  +  (11,051)         (109,221)            (9,277)     (88,925)
                                 ------------------------------------------------------------
NET INCREASE                         13,901          $138,190                 83         $920

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------------------
                                          9/1/00-8/31/01                  9/1/99-8/31/00
                                       SHARES      NET ASSETS        SHARES       NET ASSETS
Beginning of period                   22,663        $218,799         22,580        $218,050
Total increase                     +  13,901         149,707             83             749 a
                                   --------------------------------------------------------
END OF PERIOD                         36,564        $368,506         22,663        $218,799 b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.


b Includes cumulative distributions that exceed net investment income by $133 for the current period and $66 for the prior period.


See the Financial Notes, which are integral to this information.

SCHWAB

TOTAL BOND MARKET INDEX FUND

[PHOTO OF KIM DAIFOTIS]

     "With the continuing strength in bond markets, the fund performed well during the report period and slightly outperformed its benchmark index."

      Portfolio Manager
      Kim Daifotis

KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.

TICKER SYMBOL          SWLBX

[GRAPHIC]

                                   Interest Rate Sensitivity 1
Credit Quality 1                  Low         Medium        High

High                              / /          / /          /X/
Medium                            / /          / /          / /
Low                               / /          / /          / /

This fund is designed for investors seeking to fill the fixed income component of their asset allocation plan, and who can accept higher risk in exchange for potentially higher long-term returns compared to a short-term fund.

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

MANAGER'S PERSPECTIVE

FIXED INCOME MARKETS TURNED IN A STRONG PERFORMANCE DURING THE REPORT
PERIOD. The outlook for weak economic growth prompted the Fed to aggressively lower short term rates during the report period. As a result, the yield curve returned to its more typical configuration with longer term bondsoffering higher yields than short term bonds. Yields were lower across all maturities of the treasury curve at the end of the report period.

THE CORPORATE BOND MARKET EXPERIENCED RECORD NEW ISSUANCE DURING THE REPORT PERIOD. Corporations issued more bonds during the first eight months of 2001 than all of 2000. Attracted by the ability to issue securities at lower rates, corporation issued approximately $400 billion of investment grade debt during the first eight months of 2001.

THE RECORD LEVEL OF SUPPLY WAS MET WITH A HIGH DEGREE OF DEMAND FROM ALL TYPES OF INVESTORS. A weak equity market combined with net negative supply of treasury securities and a continuing strong dollar were all contributing factors for the strong demand.

The fund slightly outperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, for this report period.


1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/01, which may have changed since then, and is not a pre-cise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 3.5 years; Medium, more than 3.5 years to less than six years; High, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower

2 Source: Lehman Brothers.

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/01

This chart compares performance of the fund with the Lehman Brothers U.S. Aggregate Bond Index, the fund's benchmark index 1 and the Morningstar Intermediate-Term, Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 5.00%.2

[BAR CHART]

                                                                             Lehman U.S.
                                                                              Aggregate       Peer Group
                                             Fund 2     Benchmark 1          Bond Index        Average 3
1 YEAR
    Total Return                              12.68        12.35                12.35            11.23
5 YEAR
    Total Return                               8.33         8.18                 8.18             7.13
SINCE INCEPTION: 3/5/93
    Total Return                               6.92         6.84                 6.95               --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the Lehman Brothers U.S. Aggregate Bond Market Index and the fund's benchmark index.1

[LINE GRAPH]

                               Lehman
                      U.S.  Aggregate
         Fund 2            Bond Index       Benchmark 1
          10000                 10000             10000
           9784                  9979             10000
           9890                 10048             10077
           9927                 10061             10066
          10314                 10244             10289
          10441                 10302             10352
          10863                 10482             10583
          10901                 10511             10623
          10952                 10550             10663
          10688                 10460             10546
          10738                 10517             10587
          10938                 10659             10732
          10544                 10474             10505
          10220                 10216             10269
          10112                 10134             10188
          10060                 10133             10175
          10027                 10110             10151
          10239                 10311             10338
          10233                 10324             10340
          10050                 10172             10194
          10036                 10163             10187
          10031                 10140             10168
          10122                 10210             10230
          10347                 10412             10420
          10647                 10660             10645
          10718                 10726             10711
          10887                 10875             10851
          11429                 11296             11289
          11445                 11379             11376
          11348                 11354             11334
          11566                 11491             11467
          11711                 11602             11577
          11931                 11753             11754
          12173                 11929             11937
          12395                 12096             12106
          12438                 12176             12180
          12075                 11964             11932
          11934                 11881             11833
          11766                 11814             11757
          11722                 11790             11737
          11885                 11948             11889
          11890                 11981             11918
          11830                 11960             11892
          12112                 12168             12089
          12451                 12439             12355
          12763                 12651             12570
          12537                 12534             12442
          12533                 12572             12455
          12556                 12604             12473
          12353                 12464             12340
          12606                 12651             12519
          12732                 12771             12627
          12918                 12923             12768
          13363                 13272             13131
          13152                 13159             13001
          13397                 13354             13196
          13687                 13548             13425
          13700                 13610             13493
          13778                 13747             13634
          13977                 13923             13838
          13938                 13912             13828
          13964                 13959             13876
          14035                 14032             13948
          14166                 14165             14080
          14263                 14286             14200
          14306                 14316             14230
          14575                 14549             14462
          14930                 14890             14800
          14844                 14811             14722
          14866                 14895             14805
          14937                 14940             14850
          15061                 15046             14956
          14770                 14783             14695
          14870                 14864             14776
          14874                 14911             14823
          14703                 14780             14693
          14649                 14733             14646
          14614                 14671             14584
          14594                 14664             14577
          14790                 14834             14746
          14832                 14889             14800
          14841                 14887             14799
          14782                 14816             14728
          14719                 14767             14680
          14886                 14945             14857
          15112                 15143             15053
          15019                 15099             15010
          14962                 15091             15003
          15300                 15405             15315
          15435                 15545             15454
          15666                 15771             15678
          15764                 15870             15777
          15852                 15975             15881
          16114                 16237             16141
          16420                 16539             16440
          16640                 16808             16709
          16784                 16955             16855
          16909                 17039             16939
          16855                 16968             16869
          16974                 17070             16971
          17069                 17135             17035
          17457                 17518             17416
          17653                 17720             17615

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers General U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers U.S. Aggregate Bond Index from 3/1/98 through the end of the report period. Benchmark performance for the 1 year period is the Lehman U.S. Aggregate Bond Index.

2 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and Schwab. Without these reductions, the fund's yield and returns would have been lower.

3 Source: Morningstar, Inc. As of 08/31/01, the total number of funds in the Intermediate-Term Bond Fund category for the one- and five-year periods was 620 and 361, respectively.

SCHWAB TOTAL BOND MARKET INDEX FUND

FUND FACTS

TOP TEN HOLDINGS 1 as of 8/31/01

                                                                     PERCENTAGE OF
   SECURITY                                 RATE     MATURITY DATE    INVESTMENTS
----------------------------------------------------------------------------------
 (1) FANNIE MAE                             6.50%      09/01/31          4.7%
 (2) FANNIE MAE                             7.00%      09/01/31          3.5%
 (3) FANNIE MAE                             6.00%      09/01/31          2.3%
 (4) FANNIE MAE                             7.50%      09/01/31          2.1%
 (5) FANNIE MAE                             8.00%      09/01/31          1.7%
 (6) GINNIE MAE                             7.00%      09/01/31          1.4%
 (7) CENDANT CORP.                          7.75%      12/01/03          1.4%
 (8) DRESDNER FUNDING TRUST I, 144A         8.15%      06/30/31          1.4%
 (9) ALLETE                                 4.61%      10/22/01          1.3%
(10) GINNIE MAE                             8.00%      09/01/31          1.3%
----------------------------------------------------------------------------------
     TOTAL                                                              21.1%

DIVIDENDS PAID in each fiscal year

[BAR CHART]

             INCOME DIVIDENDS
                PER SHARE
1993 2             0.31
1994               0.6
1995               0.69
1996               0.65
1997               0.65
1998               0.6
1999               0.55
2000               0.61
2001               0.6

1  This list is not a recommendation of any security by the adviser.

2  Period from the fund's inception on 3/5/93 through 8/31/93.

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/01

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

1.    47.2%    Corporate Bonds

2.    46.9%    U.S. Government Securities

3.     4.1%    Asset-Backed Obligations

4.     1.5%    Commercial Paper & Other
               Corporate Obligations

5.     0.3%    Preferred Stock

BY CREDIT QUALITY 1

[PIE CHART]

1.    49.7%    AAA

2.     2.8%    AA

3.    25.6%    A

4.    20.1%    BBB

5.     0.3%    BB

6.     1.5%    Short-Term Ratings

BY MATURITY

[PIE CHART]

1.    26.6%    0-1 Year

2.    60.2%    2-10 Years

3.     6.7%    11-20 Years

4.     6.5%    21-30 Years


FUND FACTS as of 8/31/01

                                                   FUND      INDEX 2
---------------------------------------------------------------------
Number of Issues                                   150       6,665
---------------------------------------------------------------------
Yield to Maturity                                  5.95%      5.64%
---------------------------------------------------------------------
Weighted Average Rate                              7.06%      6.73%
---------------------------------------------------------------------
Weighted Average Maturity                        8.2 yrs    8.2 yrs
---------------------------------------------------------------------
Weighted Average Duration                        4.6 yrs    4.6 yrs
---------------------------------------------------------------------
Weighted Average Credit
Quality                                             AA         AA
--------------------------------------------------

EXPENSE RATIO as of 8/31/01

[BAR CHART]

                         PEER GROUP
       FUND              AVERAGE
       0.35%             1.11% 3

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2  Source for Index data: The Lehman Brothers U.S. Aggregate Bond Index.

3 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Intermediate-Term Bond Fund category for the one- and five-year periods was 620 and 361, respectively.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                 9/1/00 -   9/1/99 -    9/1/98 -     9/1/97 -     9/1/96 -
                                                 8/31/01    8/31/00     8/31/99      8/31/98      8/31/97
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period            9.65      9.58         10.18        9.75         9.38
                                                  --------------------------------------------------------
 Income from investment operations:
     Net investment income                         0.60      0.61          0.55        0.60         0.65
     Net realized and unrealized gains or
     losses                                        0.59      0.07         (0.53)       0.43         0.37
                                                  --------------------------------------------------------
     Total income from investment
     operations                                    1.19      0.68          0.02        1.03         1.02
 Less distributions:
     Dividends from net investment income         (0.60)    (0.61)        (0.55)      (0.60)       (0.65)
     Distributions from net realized gains          -           -         (0.07)          -            -
                                                  --------------------------------------------------------
     Total distributions                          (0.60)    (0.61)        (0.62)      (0.60)       (0.65)
                                                  --------------------------------------------------------
 Net asset value at end of period                 10.24      9.65          9.58       10.18         9.75
                                                  ========================================================
 Total return (%)                                 12.68      7.36          0.14       10.83        11.18

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                               0.35      0.35 1        0.35        0.31         0.20
 Expense reductions reflected in above ratio       0.23      0.27          0.39        0.51         0.98
 Ratio of net investment income to
  average net assets                               6.00      6.42          5.55        5.86         6.74
 Portfolio turnover rate                            153       135           174         285           51
 Net assets, end of period ($ x 1,000,000)          926       647           480         294           25

1  Would have been 0.36% if non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of August 31, 2001.


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

   (1) Top ten holding
    =  Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

47.2%     CORPORATE BONDS
          Market Value: $570,960
          Cost:  $557,432

46.9%     U.S. GOVERNMENT SECURITIES
          Market Value:  $566,994
          Cost:  $559,359

 4.1%     ASSET-BACKED OBLIGATIONS
          Market Value:  $50,138
          Cost:  $49,938

 1.5%     COMMERCIAL PAPER & OTHER
          CORPORATE OBLIGATIONS
          Market Value:  $17,994
          Cost:  $17,994

 0.3%     PREFERRED STOCK
          Market Value:  $3,777
          Cost:  $3,500
====================================
100.0%    TOTAL INVESTMENTS
          Market Value:  $1,209,863
          Cost:  $1,188,223

SECURITY
SERIES                            FACE VALUE     MKT. VALUE
   RATE, MATURITY DATE            ($ x 1,000)    ($ x 1,000)

      CORPORATE BONDS
      47.2% of investments

      FIXED RATE
      OBLIGATIONS 28.9%
----------------------------------------------------------------

      ALCOA INC.
         7.38%, 08/01/10              5,000       5,487

      ANDERSON EXPLORATION, LTD.
         6.75%, 03/15/11              7,000       7,130

      AOL TIME WARNER, INC.
         6.75%, 04/15/11              7,000       7,183

      APOGENT TECH
      Series B
         8.00%, 04/01/11              5,000       5,361

      ATHENA NEUROSCIENCES
      FINANCE, L.L.C.
         7.25%, 02/21/08              7,500       7,886

      AXA FINANCIAL, INC.
         7.75%, 08/01/10              4,000       4,408

      BANK OF AMERICA CORP.
         7.80%, 02/15/10              5,000       5,508

      BCHS ISSUANCES, LTD.
         7.63%, 09/14/10              7,000       7,481

      CARDINAL HEALTHCARE, INC.
         6.75%, 02/15/11             10,000      10,473

  (7) CENDANT CORP.
         7.75%, 12/01/03             16,600      17,370

      CENDENT CORP., 144A
         6.88%, 08/15/06              3,500       3,538

      CIT HOLDINGS, L.L.C.
         6.88%, 02/16/05              9,900      10,383

      CREDIT SUISSE FIRST
      BOSTON U.S.A., INC.
         5.88%, 08/01/06              5,000       5,073

      CSC HOLDINGS, INC.
         8.13%, 07/15/09              4,000       4,158

      CVS CORP.
         5.63%, 03/15/06              9,900       9,960

      DANA CREDIT CORP., 144A
         7.25%, 12/16/02              5,000       4,921

  (8) DRESDNER FUNDING TRUST I, 144A
         8.15%, 06/30/31             16,000      17,286

      ERAC USA FINANCE CO., 144A
         7.35%, 06/15/08              7,000       7,240

      FORD MOTOR CREDIT
         6.88%, 02/01/06              6,000       6,207

See the Financial Notes, which are integral to this information.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of August 31, 2001

SECURITY
SERIES                            FACE VALUE     MKT. VALUE
   RATE, MATURITY DATE            ($ x 1,000)    ($ x 1,000)

      GENERAL ELECTRIC
      CAPITAL CORP.
         7.50%, 06/05/03              9,900      10,472

      GOLDMAN SACHS GROUP,
       INC.
         6.88%, 01/15/11              5,000       5,176

      ITT CORP.
         7.38%, 11/15/15              3,400       3,223

      J.C. PENNEY CO., INC.
         7.25%, 04/01/02              3,320       3,337
         6.50%, 06/15/02              4,450       4,456

      KELLOGG CO.
      Series B
         7.45%, 04/01/31              7,400       7,825

      MARLIN WATER TRUST II
      / CAPITAL CORP. II, 144A
         6.31%, 07/15/03              8,000       8,082

      MERITA BANK
         7.15%, 09/11/02             12,425      12,725

      MORGAN STANLEY DEAN
      WITTER & CO.
         6.75%, 04/15/11              5,000       5,158

      NEWS AMERICA
      HOLDINGS, INC.
         10.13%, 10/15/12            13,500      14,697

      PEARSON, PLC, 144A
         7.00%, 06/15/11             15,000      15,283

      PETROLEOS MEXICANOS
         9.50%, 03/15/06              5,000       5,519

      PHILLIPS PETROLEUM CO.
         9.38%, 02/15/11              4,900       5,933

      QWEST COMMUNICATIONS
      INTERNATIONAL
      Series B
         7.50%, 11/01/08              4,900       5,082

      RAYTHEON CO.
         6.45%, 08/15/02              4,500       4,540

      ROYAL BANK OF SCOTLAND
      GROUP, PLC
         7.82%, 09/01/01              7,000       7,497
         7.65%, 09/30/31              7,400       7,503

      SALOMON SMITH BARNEY
      HOLDINGS, INC.
         5.88%, 03/15/06             12,900      13,156

      STANDARD CHARTERED BANK
         8.00%, 05/30/31              5,000       5,277

      STARWOOD HOTELS &
      RESORTS WORLDWIDE, INC.
         6.75%, 11/15/05              2,000       1,992

      BAE SYSTEMS ASSET TRUST,
      144A
      Series 2001 Class B
         7.16%, 12/15/11              6,000       6,238

   SECURITY                          FACE VALUE     MKT. VALUE
     RATE, MATURITY DATE            ($ x 1,000)    ($ x 1,000)

      VERIZON COMMUNICATIONS
         8.75%, 11/01/21              5,000       5,996

      VERIZON NEW ENGLAND, INC.
         6.50%, 09/15/11              7,000       7,167

      VIACOM, INC.
         6.63%, 05/15/11             12,000      12,342

      WASTE MANAGEMENT, INC.
         7.38%, 08/01/10              5,000       5,238

      WORLDCOM, INC.
         6.50%, 05/15/04              8,000       8,205
         8.25%, 05/15/31             10,000      10,254
                                                ---------
                                                349,426

      VARIABLE RATE OBLIGATIONS  18.3%
------------------------------------------------------------
  (9) ALLETE
         4.61%, 10/22/01             16,000      16,024

      AMERICAN ELECTRIC
      POWER
         4.13%, 11/23/01              2,300       2,301

      AVNET INC.
         4.63%, 10/17/01             10,000      10,003

      BEAR STEARNS CO., INC.
         4.42%, 09/04/01              5,635       5,640
         4.15%, 09/21/01             15,500      15,505
         3.95%, 10/29/01              4,650       4,648

      COASTAL CORP., 144A
         4.45%, 09/04/01             10,000      10,000

      CONSTELLATION ENERGY
      GROUP, 144A
         4.38%, 10/15/01              5,000       5,002

      COX COMMUNICATIONS, INC.
         4.36%, 11/07/01             12,840      12,886

      ENRON CORP., 144A
         4.37%, 09/10/01              7,000       7,000

      ERP OPERATING, L.P.
         4.18%, 11/21/01             10,000      10,059

      FORD CREDIT CANADA,
      LTD., 144A
         4.04%, 09/17/01              2,000       1,999

      FORD MOTOR CREDIT CORP.
         4.73%, 09/10/01              5,000       5,034
         4.45%, 10/17/01             10,000      10,036

      FORENINGS SPARRBANKEN
      AB, 144A
         4.63%, 12/18/01             13,650      13,697

See the Financial Notes which are integral to this information


   SECURITY                          FACE VALUE     MKT. VALUE
     RATE, MATURITY DATE            ($ x 1,000)    ($ x 1,000)

      GENERAL MOTORS
      ACCEPTANCE CORP.
         4.26%, 10/17/01             10,000      10,019
         4.45%, 11/06/01             10,000      10,076

      GULF STATES UTILITIES
         4.83%, 11/01/01              5,000       4,998

      INDIANA MICHIGAN POWER
         4.62%, 09/04/01              6,500       6,506

      INTERNATIONAL PAPER CO.
         4.62%, 10/08/01              6,500       6,508

      LEHMAN BROTHERS
      HOLDINGS, INC.
         4.57%, 10/15/01              3,200       3,216

      MBNA CORP.
         4.61%, 11/16/01             12,000      12,016

      NORDBANKEN
         4.41%, 09/27/01              2,950       2,951

      PSEP CAPITAL CORP.
         5.02%, 09/10/01             10,500      10,491

      PUBLIC SERVICE
      ENTERPRISE
         4.42%, 11/21/01              8,000       8,007

      QWEST CAPITAL
      FUNDING, INC.
         4.27%, 10/08/01              4,000       4,006

      RAYTHEON CO.
         4.63%, 09/01/01              5,900       5,901

      UTILICORP UNITED,
      INC., 144A
         4.95%, 11/15/01              7,000       7,005
                                                --------
                                                221,534

       U.S. GOVERNMENT SECURITIES
       46.9% of investments

      U.S. TREASURY OBLIGATIONS 18.9%
------------------------------------------------------------

      U.S. TREASURY BONDS
        10.38%, 11/15/12              5,000       6,483
         9.88%, 11/15/15              5,000       7,278
         9.00%, 11/15/18             10,000      14,003
         7.63%, 11/15/22              4,000       5,076
         6.13%, 08/15/29              4,000       4,378
         6.25%, 05/15/30             13,630      15,250

      U.S. TREASURY NOTES
         5.75%, 10/31/02              1,000       1,027
         5.63%, 11/30/02              3,000       3,081
         5.13%, 12/31/02              3,000       3,067
         4.75%, 01/31/03              5,300       5,395
         5.50%, 02/28/03              3,000       3,087
         4.25%, 03/31/03              4,000       4,044
         4.00%, 04/30/03              2,200       2,216
         5.75%, 04/30/03              4,000       4,142
         4.25%, 05/31/03              5,000       5,057
         3.88%, 06/30/03              2,300       2,312
         5.38%, 06/30/03              2,700       2,786
         3.88%, 07/31/03              6,350       6,382
         3.63%, 08/31/03              4,500       4,501
         4.25%, 11/15/03              9,000       9,101
         4.75%, 02/15/04              8,000       8,176
         5.25%, 05/15/04              5,500       5,692
         6.00%, 08/15/04              5,500       5,806
         5.88%, 11/15/04              5,000       5,265
         7.88%, 11/15/04              5,000       5,560
         7.50%, 02/15/05              7,000       7,750
         6.75%, 05/15/05              3,000       3,256
         5.75%, 11/15/05              2,000       2,108
         5.88%, 11/15/05              2,000       2,120
         5.63%, 02/15/06              2,000       2,107
         4.63%, 05/15/06              9,100       9,197
         7.00%, 07/15/06              5,000       5,554
         6.50%, 10/15/06              3,000       3,275
         6.25%, 02/15/07              7,000       7,586
         6.63%, 05/15/07              8,000       8,827
         6.13%, 08/15/07              3,000       3,239
         5.63%, 05/15/08              3,000       3,158
         4.75%, 11/15/08              4,250       4,248
         5.50%, 05/15/09              5,000       5,223
         5.75%, 08/15/10              7,000       7,432
         5.00%, 02/15/11              3,500       3,524
         5.00%, 08/15/11             10,000      10,135
                                                --------
                                                227,904

      MORTGAGE-BACKED OBLIGATIONS  23.7%
------------------------------------------------------------

      FANNIE MAE
    =    5.50%, 09/01/16              9,000       8,876
    =    6.00%, 09/01/16              9,000       9,037
    =    6.50%, 09/01/16             15,000      15,286
    =    7.00%, 09/01/16              9,000       9,270
    =    7.50%, 09/01/16              7,000       7,260
  =(3)   6.00%, 09/01/31             28,000      27,545
  =(1)   6.50%, 09/01/31             57,000      57,267
  =(2)   7.00%, 09/01/31             41,000      41,923
  =(4)   7.50%, 09/01/31             25,000      25,781
  =(5)   8.00%, 09/01/31             20,000      20,794
    =    8.50%, 09/01/31              3,000       3,158

                See the Financial Notes, which are integral to this information.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of August 31, 2001.

   SECURITY                          FACE VALUE       MKT. VALUE
     RATE, MATURITY DATE            ($ x 1,000)      ($ x 1,000)

      GINNIE MAE

    =    6.00%, 09/01/31                  3,000            2,977
    =    6.50%, 09/01/31                  9,000            9,093
  =(6)   7.00%, 09/01/31                 17,000           17,446
    =    7.50%, 09/01/31                 15,000           15,534
 =(10)   8.00%, 09/01/31                 15,000           15,652
                                                         --------
                                                         286,899

      AGENCY OBLIGATIONS 4.3%
      ----------------------------------------------------
      FANNIE MAE

         6.38%, 10/15/02              5,000       5,155
         5.75%, 04/15/03              5,000       5,153
         5.13%, 02/13/04              5,000       5,106
         5.50%, 02/15/06              6,000       6,147
         6.00%, 05/15/08              5,000       5,209

      FREDDIE MAC

         5.05%, 04/02/04             10,000      10,052
         6.88%, 01/15/05              5,000       5,357
         5.63%, 03/15/11             10,000      10,012
                                                --------
                                                 52,191

ASSET-BACKED OBLIGATIONS
4.1% of investments

      SECURITY
      SERIES                      FACE VALUE        MKT. VALUE
         RATE, MATURITY DATE      ($ x 1,000)      ($ x 1,000)

      AIRPLANES PASS
      THROUGH TRUST
      Series 1R Class A8
         4.21%, 09/17/01               15,000           14,999

      COUNTRYWIDE ASSET-
      BACKED CERTIFICATES
      Series 2001-3 Class M1
         4.08%, 09/25/01                3,000            2,996
      Series 2001-BC3 Class M1
         4.13%, 09/25/01                5,000            4,997

      MBNA MASTER CREDIT
      CARD TRUST II
      Series 2000-C Class A
         3.99%, 09/17/01               10,000           10,024

      PEGASUS AVIATION LEASE
      SECURITIZATION
      Series 2001-1A Class A3
         4.39%, 09/10/01               11,547           11,726

      PROVIDENT BANK HOME
      EQUITY LOAN TRUST
      Series 1997-2 Class A5
         3.81%, 09/25/01                5,399            5,396
                                                        --------
                                                        50,138

   SECURITY                          FACE VALUE       MKT. VALUE
     RATE, MATURITY DATE            ($ x 1,000)      ($ x 1,000)

      COMMERCIAL PAPER &
      OTHER CORPORATE OBLIGATIONS
      1.5% of investments

      CONAGRA FOODS, INC.
         3.66%, 09/04/01                  8,000            7,997

      DUKE ENERGY FIELD
      SERVICE, L.L.C.
         3.80%, 09/04/01                  3,000            2,999

      KINDER MORGAN
      ENERGY PARTNERS
         3.85%, 09/04/01                  7,000            6,998
                                                         ---------
                                                          17,994

      PREFERRED STOCK  0.3% of investments

      SECURITY AND NUMBER OF SHARES          MKT. VALUE
                                             ($ x 1,000)

      COBANK, 144A     70,000                     3,777



--------------------------------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please turn to the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of August 31, 2001. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------
 Investments, at market value (including $161,954 of
  securities on loan)                                     $1,209,863 a
Cash                                                             292
Collateral held for securities on loan                       164,318
Receivables:
   Fund shares sold                                            1,713
   Interest                                                   11,757
Prepaid expenses                                       +          64
                                                       ----------------
TOTAL ASSETS                                               1,388,007

LIABILITIES
------------------------------------------------------------------------
Collateral held for securities on loan                       164,318
Payables:
   Fund shares redeemed                                        9,976
   Dividends to shareholders                                     513
   Investments bought                                        286,696
   Investment adviser and administrator fees                       2
   Transfer agent and shareholder service fees                    13
Accrued expenses                                       +          52
                                                       ----------------
TOTAL LIABILITIES                                            461,570

NET ASSETS
------------------------------------------------------------------------

TOTAL ASSETS                                               1,388,007
TOTAL LIABILITIES                                      -     461,570
                                                        ----------------
NET ASSETS                                                $  926,437

NET ASSETS BY SOURCE

Capital received from investors                               895,831
Distributions in excess of net investment income                 (232)
Net realized capital gains                                      9,198 b
Net unrealized capital gains                                   21,640


NET ASSET VALUE (NAV)

                  SHARES
NET ASSETS    /   OUTSTANDING   =    NAV
$926,437          90,513             $10.24




FEDERAL TAX DATA
------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                      $1,188,817

NET UNREALIZED GAINS
AND LOSSES:
Gains                                                        $   21,070
Losses                                                    +         (24)
                                                           ------------
                                                             $   21,046


a The fund's amortized cost for these securities was $1,188,223. Not counting short-term obligations and government securities, the fund paid $517,664 for securities during the reporting period, and received $395,611 from securities it sold or that matured. For long-term government securities, the fund paid $936,851 during the reporting period and received $818,460 for securities it sold or that matured. This includes $22,039 in transactions with other SchwabFunds(R).

b  These derive from investments, swap agreements and short sales.


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL BOND MARKET INDEX FUND -- Financials

Statement of
OPERATIONS
For September 1, 2000 through August 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                     $48,536
Lending of securities                                     +      496
                                                          ------------
TOTAL INVESTMENT INCOME                                       49,032

NET REALIZED GAINS AND LOSSES
-----------------------------------------------------------------------
Net realized gains on investments sold                        25,850
Net realized gains on short sales                                 37
Net realized losses on swap agreements                    +     (479)
                                                          -------------
NET REALIZED GAINS                                            25,408

NET UNREALIZED GAINS
-----------------------------------------------------------------------
Net unrealized gains on investments                           20,972

EXPENSES
-----------------------------------------------------------------------
Investment adviser and administrator fees                      2,100 a
Transfer agent and shareholder service fees                    1,932 b
Trustees' fees                                                    10 c
Custodian and portfolio accounting fees                          222
Professional fees                                                 24
Registration fees                                                 94
Shareholder reports                                               55
Other expenses                                            +       17
                                                          -------------
Total expenses                                                 4,454
Expense reduction                                         -    1,749 d
                                                          -------------
NET EXPENSES                                                   2,705

INCREASE IN NET ASSETS FROM OPERATIONS
-----------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       49,032
NET EXPENSES                                              -    2,705
                                                          -------------
NET INVESTMENT INCOME                                         46,327
NET REALIZED GAINS                                            25,408 e
NET UNREALIZED GAINS                                      +   20,972 e
                                                          -------------
INCREASE IN NET ASSETS FROM OPERATIONS                       $92,707

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.



b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.35% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $46,380.

See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------
                                      9/1/00 - 8/31/01   9/1/99 - 8/31/00

Net investment income                      $46,327           $36,051
Net realized gains or losses                25,408            (5,924)
Net unrealized gains                    +   20,972            10,991
                                        ----------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                             92,707            41,118

DISTRIBUTIONS PAID
--------------------------------------------------------------------------
Dividends from net
investment income                          $46,451           $36,076


TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------

                           9/1/00 - 8/31/01       9/1/99 - 8/31/00
                          Quantity    Value       Quantity    Value

Shares sold                40,081    $398,466     28,519    $272,107
Shares reinvested           4,360      43,287      3,469      33,062
Shares redeemed        +  (20,933)   (208,107)   (15,074)   (143,615)
                       ---------------------------------------------------
NET INCREASE               23,508    $233,646     16,914    $161,554

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------
                            9/1/00 - 8/31/01      9/1/99 - 8/31/00
                            Shares   Net Assets   Shares   Net Assets

Beginning of period        67,005    $646,535     50,091    $479,939
Total increase          +  23,508     279,902     16,914     166,596 a
                        --------------------------------------------------
END OF PERIOD              90,513    $926,437     67,005    $646,535 b


a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes cumulative distributions that exceed net investment income by $232 for the current period and $108 for the prior period.

   Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

   SCHWAB MARKETTRACK PORTFOLIOS(R)
   Growth Portfolio             9.3%
   Balanced Portfolio          20.1%
   Conservative Portfolio      12.73%

   SCHWAB ANNUITY PORTFOLIOS
   Growth Portfolio II          0.4%


See the Financial Notes, which are integral to this information.

FINANCIAL NOTES

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the term of the swap is specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counterparty might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six months.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

THE TRUST AND ITS FUNDS
-------------------------------------------------------------------------------

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990

  Schwab 1000 Fund(R)
  Schwab Short-Term Bond Market Index Fund
  Schwab Total Bond Market Index Fund
  Schwab California Short/Intermediate
   Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab YieldPlus Fund(R)
-------------------------------------------------------------------------------

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY ALSO SELL SECURITIES SHORT (SELL SECURITIES THEY DO NOT OWN). When they do so, the funds also place assets worth at least 100% of the value of the shorted securities into segregated accounts, as collateral. If the market value of the shorted securities subsequently falls, the funds can realize a gain. However, if the value rises, the funds typically would have to add to their collateral or close out their short position at a loss.

THE SCHWAB TOTAL BOND MARKET INDEX FUND MAY ENTER INTO MORTGAGE DOLLAR ROLL TRANSACTIONS. In these transactions, the fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the reporting period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios(R).

The funds may make direct transactions with certain other SchwabFunds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

FINANCIAL NOTES

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   SWAP AGREEMENTS: each open contract is valued at a formula that varies with the specific terms of the agreement.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF A FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

A revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. The revised guide will require a fund to classify paydown gains and losses on asset-backed securities, presently included in realized gains and losses, as part of interest income on the Statement of Operations. Each fund expects that the adoption of these principles will not be material to its financial statements.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

FINANCIAL NOTES

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:

Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund (two of the portfolios constituting Schwab Investments, hereafter referred to as the "Funds") at August 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

San Francisco, CA
October 12, 2001

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued

                [GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

                                                 Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS TABLE]

                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

  (1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

  + Credit-enhanced security -- indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

  = Delayed-delivery security -- indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

  o Certificate of participation -- indicates a security that offers "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

  / Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE TABLE]

                                                 Table is for illustration only.

During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the sub-group. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF ASSETS AND LIABILITIES TABLE]

                                                 Table is for illustration only.


The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPHIC OF SAMPLE OF FEDERAL TAX TABLE]

                                                 Table is for illustration only.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]

                                                 Table is for illustration only.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF CHANGE IN NET ASSETS TABLE]

                                                 Table is for illustration only.

The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

CREDIT RATINGS
--------------------------------------------------------------------------------

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.


[CREDIT RATINGS CHART]
--------------------------------------------------------------------------------

GLOSSARY Continued

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY A bond or other debt security that is issued by a municipality, or is issued by a third party on behalf of a municipality or under its aegis. Municipal bonds are issued to fund civic projects, such as building or improving roads, bridges, schools and other facilities. The interest paid by munis typically is free from regular federal income tax; for taxpayers in a given state who buy bonds issued in their state, the interest may also be free from state and local income taxes. Interest from some munis is subject to the AMT.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 800-272-4922

MAIL
Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1  Shares of Sweep Investments(TM) may not be purchased over the Internet.


THE SCHWABFUNDS FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Analytics Fund(R)
Schwab Focus Funds
       Communications Focus Fund
       Financial Services Focus Fund
       Health Care Focus Fund
       Technology Focus Fund
Schwab MarketManager Portfolios(R)
       Small Cap Portfolio
       International Portfolio

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
       All Equity Portfolio
       Growth Portfolio
       Balanced Portfolio
       Conservative Portfolio
Schwab MarketManager Portfolios
       Growth Portfolio
       Balanced Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)


2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR

Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2001 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. REG 13655-03